UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2008 (October 12, 2007)

Network Engines, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Dan Road, Canton, MA		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Explanatory Note

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Network Engines, Inc. (the “Registrant”) on October 15, 2007 (the “Initial Form 8-K”) to include financial information pursuant to Item 9.01.

(a)          Financial Statements Of Business Acquired

The audited consolidated financial statements of Alliance Systems Holdings, Inc. as of December 30, 2006 and December 31, 2005 and for the fiscal years ended December 30, 2006, December 31, 2005, and December 25, 2004, are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) herein by reference.  The unaudited condensed consolidated financial statements of Alliance Systems, Inc. as of September 29, 2007 and for the nine months ended September 29, 2007 and September 30, 2006 are furnished as Exhibit 99.2 and are incorporated in their entirety into this Item 9.01(a) by reference.

(b)         Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements, including the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2007, unaudited pro forma condensed combined balance sheet as of September 30, 2007, and notes to the unaudited pro forma condensed combined financial statements are furnished as Exhibit 99.3 and are incorporated in their entirety into this Item 9.01(b) by reference.

(c)          Exhibits

                                                The following exhibits are filed with this report:

                                                23.1         Consent of Travis, Wolff and Company, L.L.P., filed herewith.

                                                99.1         Audited Consolidated Balance Sheets of Alliance Systems Holdings, Inc. as of December 30, 2006 and December 31, 2005, and the related Consolidated Statements of Income, Shareholders’ Equity and Comprehensive Income, and Cash Flows for the fiscal years ended December 30, 2006, December 31, 2005, and December 25, 2004, filed herewith.

                                                99.2         Unaudited Condensed Consolidated Balance Sheets of Alliance Systems, Inc. as of September 29, 2007 and December 30, 2006 and the related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the nine months ended September 29, 2007 and September 30, 2006, filed herewith.

                                                99.3         Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2007, Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007, and notes to the Unaudited Pro Forma Condensed Combined Information, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: February 26, 2008	By:	/s/ Douglas G. Bryant
Douglas G. Bryant, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Travis, Wolff and Company, L.L.P.

99.1

Audited Consolidated Balance Sheets of Alliance Systems Holdings, Inc. as of December 30, 2006 and December 31, 2005, and the related Consolidated Statements of Income, Shareholders’ Equity and Comprehensive Income, and Cash Flows for the fiscal years ended December 30, 2006, December 31, 2005, and December 25, 2004.

99.2

Unaudited Condensed Consolidated Balance Sheets of Alliance Systems, Inc. as of September 29, 2007 and December 30, 2006 and the related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the nine months ended September 29, 2007 and September 30, 2006.

99.3	Unaudited pro forma financial information listed in Item 9.01(b) above.